                                                               [Amendment No. 3]

                                February 22, 1995

Brown Brothers Harriman & Co.
59 Wall Street
New York, NY 10005
Attn: Jeffrey C. Lockwood

Coutts & Co.
440 Strand
London WC2R OQS
Attn: A.D. Hills

NBD Bank N.A.
611 Woodward Avenue
Detroit, Michigan 48226
Attn: Jon P. Dady

Trust Company Bank
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn: F. McClellan Deaver

Comerica Bank - Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas 75247
Attn: Tom D. Frayer

     Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited ("VLE"), Theatre Projects Lighting Services Limited ("THEATRE PROJECTS") and Brilliant Stages Limited ("BRILLIANT STAGES") (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "BORROWER" and collectively as "BORROWERS"), Vari-Lite Holdings, Inc. ("VLH"), Vari-Lite Europe Holdings Limited ("VLEH"), Brown Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"), NBD Bank, N.A. (the name of which is now NBD Bank, a Michigan banking corporation)("NBD"), Trust Company Bank ("TRUST CO.") and Comerica Bank-Texas ("COMERICA") (BBH, Coutts, NBD, Trust Co. and Comerica are hereinafter individually referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by (a) that certain letter agreement dated July 1, 1994, marked "[Amendment No. 1]", among the Borrowers, the Guarantors, the Lenders and the Agent, and (b) that certain letter agreement dated September 30, 1994 marked "[Amendment No. 2]" among the Borrowers, VLH, VLEH, Showco

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February 22, 1995
Page 2

          Creative Services, Inc. ("SCSI") and Irideon, Inc. ("IRIDEON")(VLH, VLEH, SCSI and Irideon are sometimes referred to herein collectively as "GUARANTORS"), the Lenders and the Agent, as amended (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement.

Gentlemen:

     As you are aware, (a) VLI and Showco have requested that the Dollar Revolver Commitment be increased to $9,000,000, (b) the Borrowers and the Guarantors have requested that the financial maintenance covenants contained in Sections 10.1 and 10.3 of the Credit Agreement be amended in certain respects,
(c) the Borrowers and the Guarantors have requested that the definition of "U.S. Companies" contained in Exhibit A to the Credit Agreement be amended to include Irideon, SCSI and Concert Production Lighting, Inc., a Delaware corporation and a wholly owned Subsidiary of VLH ("CPL"), (d) the Borrowers, the Guarantors and CPL have requested that certain other definitions contained in Exhibit A to the Credit Agreement be amended and that certain additional definitions be added to the Credit Agreement to reflect that CPL will be a "Guarantor" under the Credit Agreement, and (e) the Borrowers and the Guarantors have requested that the covenant contained in Section 11.6 of the Credit Agreement be amended to permit VLH to make Investments in and loan Permitted Intercompany Debt to Irideon, SCSI and CPL.

     The Borrowers and the Guarantors have requested that the Agent and Lenders execute this letter agreement (hereinafter, "AMENDMENT NO. 3") in the space indicated below to evidence their agreement to the modifications and amendments contained herein.

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Lenders and the Agent agree, subject to the satisfaction of each condition precedent set forth in Section 7 of this Amendment No. 3, to the following:

     1.   INCREASE IN DOLLAR REVOLVER COMMITMENT.

          a. The Dollar Revolver Commitment (as such term is defined in Section 2.1(a) of the Credit Agreement) shall be increased to $9,000,000; and

          b. The Commitment of each Dollar Revolver Lender to make Dollar Revolver Loans (as set forth opposite each Dollar Revolver Lender's name on the signature page to the Credit Agreement) shall be increased to the amount set forth opposite such Dollar Revolver Lender's name below:

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February 22, 1995
Page 3

               Dollar Revolver Lender   Dollar Revolver Commitment
               ----------------------   --------------------------
                    BBH                      $2,000,000
                    Trust Co.                $2,000,000
                    Comerica                 $2,000,000
                    NBD                      $3,000,000

     2. AMENDMENT TO FINANCIAL MAINTENANCE COVENANTS. Section 10.1 shall be amended to provide for the corresponding ratios and periods, and Section 10.3 of the Credit Agreement shall be amended to provide for the corresponding ratios and amounts, as provided below:

          a.   Minimum Fixed Charge Coverage Ratios:

                    Period                             Ratio
                    ------                             -----
               Beginning on November 30, 1994 and      (0.40) to 1
               ending on February 27, 1995

               Beginning on February 28, 1995 and      (1.50) to 1
               ending on April 29, 1995

               Beginning on April 30, 1995             (1.00) to 1
               ending on May 30, 1995

               Beginning on May 31, 1995               (0.70) to 1
               ending on July 30, 1995

               Beginning on July 31, 1995 and          (0.30) to 1
               ending on November 29, 1995

               Beginning on November 30, 1995 and      0.20 to 1
               ending on February 28, 1996

               Beginning on February 29, 1996 and      0.80 to 1
               ending on June 29, 1996

               Beginning on June 30, 1996 and          1.00 to 1
               ending on September 29, 1996

               Beginning on September 30, 1996 and     1.50 to 1
               ending on  September 29, 1997

               On and after September 30, 1997         1.75 to 1

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February 22, 1995
Page 4

(with numbers in parentheses being negative numbers).

          b.   Tangible Net Worth Amounts:

               Period                                Amount
               ------                                ------
               Beginning on the Closing Date         $12,400,000
               and ending on September 29, 1994

               Beginning on September 30, 1994       $13,000,000
               and ending on September 29, 1995

               Beginning on September 30, 1995       $16,000,000
               and ending on September 29, 1996

               Beginning on September 30, 1996       $21,000,000
               and ending on September 29, 1997

               Beginning on September 30, 1997       $26,000,000
               and ending on September 29, 1998

               On and after September 30, 1998       $31,000,000

     3. ADDITIONAL DEFINITIONS. Exhibit A to the Credit Agreement shall be amended to include, in alphabetical order, definitions for the terms "CPL", "CPL Guaranty" and "CPL Security Agreement" which shall read in full as follows:

     "CPL" means Concert Production Lighting, Inc., a Delaware corporation and a wholly owned Subsidiary of VLH.

     "CPL GUARANTY" means the Guaranty dated February 22, 1995, of CPL in favor of certain Lenders.

     "CPL SECURITY AGREEMENT" means a security Agreement in form and substance reasonably satisfactory to Agent, pursuant to which CPL grants to Lenders a first priority security interest in and to the assets of CPL, to secure the Obligations.

     4. AMENDMENTS TO DEFINITIONS. The definitions of Guarantors, Guarantees, Security Agreements and U.S. Companies contained in Exhibit A to the Credit Agreement shall be amended to read in full as follows:

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February 22, 1995
Page 5

     "GUARANTORS" means VLH, VLI, Showco, VLA, VLEH, VLE, Theatre Projects, Brilliant Stages, SCSI, Irideon and CPL.

     "GUARANTEES" means, collectively, the VLH Guaranty, the VLEH Guaranty, the VLI Guaranty, the Showco Guaranty, the VLE Guaranty, the Brilliant Stages Guaranty, the Theatre Projects Guaranty, the VLA Guaranty, the Irideon Guaranty, the SCSI Guaranty and the CPL Guaranty.

     "SECURITY AGREEMENTS" means, collectively, the VLH Security Agreement, the VLI Security Agreement, the Showco Security Agreement, the VLEH Security Documents, the VLA Agreement on Bank Transactions, the VLA Security Agreement, the VLE Security Documents, the P&T Collateral Assignments, the Pledge Agreements, the Irideon Security Agreement, the SCSI Security Agreement and the CPL Security Agreement, as any of the foregoing may be amended or supplemented from time to time.

     "U.S. COMPANIES" means VLH, VLI, Showco, SCSI, Irideon and CPL, taken as a whole, and "U.S.Company" means any of VLH, VLI, Showco, SCSI, Irideon or CPL, individually.

     5. AMENDMENT TO SECTION 11.6. Clause (e) of Subsection 11.6 of the Credit Agreement shall be, and hereby is, amended to read in full as follows:

          (e) VLH may make Investments in VLI, Showco, Irideon, SCSI and CPL;

     6. AMENDMENT TO SECTION 11.7. Clause (b) of Subsection 11.7 of the Credit Agreement shall be, and hereby is, amended to read in full as follows:

          (b) The Vari-Lite Corporate Group shall not make expenditures in an aggregate principal amount in excess of $2,500,000.00 related to the production and inventorying of AR500 and Mini Architectural lights.

     7. CONDITIONS PRECEDENT. Each of (a) the increase in the Dollar Revolver Commitment and in the Commitment of each Dollar Revolver Lender to make Dollar Revolver Loans as contemplated by Section 1 of this Amendment No. 3, (b) the amendments to Sections 10.1, 10.3 and 11.6 of the Credit Agreement as contemplated by Sections 2 and 5 of this Amendment No. 3, (c) the addition of the definitions of "CPL", "CPL Guaranty" and "CPL Security Agreement" to Exhibit A to the Credit Agreement as contemplated by Section 3 of this Amendment, and
(d) the amendments to the definitions of "Guarantors", "Guarantees", "Security Agreements" and "U.S. Companies" as contemplated by Section 4 of this Amendment No. 3, is subject to the satisfaction of each of the following conditions precedent:

          a. Each Dollar Revolver Lender shall have received a modification and renewal Revolver Note jointly and severally executed and delivered by Showco and VLI which shall be (i) dated the date hereof; (ii) in the principal amount of such Dollar Revolver Lender's

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February 22, 1995
Page 6

PRO RATA Percentage of the Dollar Revolver Commitment as increased in this Amendment No. 3; (iii) be substantially in the form of EXHIBIT 1 to this Amendment No. 3 with the blanks appropriately filled; (iv) payable to the order of such Dollar Revolver Lender on the Maturity Date; and (v) subject to acceleration upon the occurrence of an Event of Default. Upon receipt by each Dollar Revolver Lender of the modification and renewal Revolver Note to be delivered to it pursuant to this Section 7.a., such Dollar Revolver Lender shall return to VLI (for the benefit of VLI and Showco) the Revolver Note presently held by such Dollar Revolver Lender evidencing such Dollar Revolver Lender's PRO RATA Percentage of the Dollar Revolver Commitment prior to giving effect to this Amendment No. 3, duly marked "Replaced."

          b. The Agent shall have received the CPL Guaranty, each duly executed and dated as of February 22, 1995 and in form, substance, scope number as is satisfactory to the Agent and the Lenders.

          c. The Agent shall have received the CPL Security Agreement, duly executed and dated as of February 22, 1995 and in form, substance, scope and number as is satisfactory to the Agent and the Lenders.

          d. The Agent shall have received an Officer's Certificate for each of VLI and Showco certifying (i) to the name and true signatures of the officers of VLI and Showco authorized to sign the Revolver Notes to be executed by VLI and Showco pursuant to Section 7.a. of this Amendment No. 3; (ii) that neither the charter nor bylaws of either VLI or Showco has been amended, modified, revoked or repealed in any respect since March 31, 1994, except for amendments copies of which have been provided to Agent; and (iii) to resolutions of the Boards of Directors of VLI and Showco approving and authorizing the increase in the Dollar Revolver Commitment contemplated by Section 1 of this Amendment No. 3 and the execution, delivery and performance of this Amendment No. 3 and the new Revolver Notes to be executed and delivered by VLI and Showco pursuant to
Section 7.a. of this Amendment No. 3.

          e. The Agent shall have received an Officer's Certificate for CPL certifying (i) to the name and true signatures of the officers of CPL authorized to sign the CPL Guaranty, the CPL Security Agreement and the other Loan Documents to be executed by CPL pursuant to this Agreement and the other Loan Papers, (ii) to the accuracy of copies of the Certificate of Incorporation and Bylaws of CPL attached thereto; and (iii) to resolutions of the Board of Directors of CPL approving and authorizing the execution and delivery by CPL of the CPL Guaranty and the CPL Security Agreement to be executed by CPL, and the other Loan Documents to be executed by CPL, and the performance by CPL of its obligations thereunder.

          f. The Agent shall have received Certificates of Existence and Good Standing from the appropriate governmental officials for CPL;

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February 22, 1995
Page 7

          g. The Agent shall have received a favorable opinion of Gardere & Wynne, L.L.P., U.S. counsel to the Vari-Lite Corporate Group, addressing such matters as the Agent may reasonably request.

          h. The Agent shall have received such other documents as it may reasonably request.

          i. VLI and Showco shall have paid to the Agent for the account of the Dollar Revolver Lenders a commitment increase fee in the aggregate amount of $55,000 which shall be distributed by the Agent to the Dollar Revolver Lenders in accordance with the following table:

               Dollar Revolver Lender   Commitment Increase Fee
               ----------------------   -----------------------
                    Trust Co.                $10,000
                    Comerica                 $10,000
                    NBD                      $15,000
                    BBH                      $20,000

The fees described in this Section represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Borrowers to pay such fees shall be in addition to, and not in lieu of, the obligation of any Borrower to pay interest, other fees described in the Agreement, and expenses described in the Agreement. All such fees shall be part of the Obligations and shall be nonrefundable.

     8. REPRESENTATIONS AND WARRANTIES. In order to induce each Lender to enter into this Amendment No. 3, each Borrower and each Guarantor hereby represents and warrants to each Lender as follows:

          a. The representations and warranties of the Borrowers and VLH contained in ARTICLE 8 of the Credit Agreement (except for those Sections or parts thereof which, by their terms, relate to a specified date) are true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

          b. No event has occurred and is continuing, or would result from the execution of this Amendment No. 3 (and after giving effect to the provisions hereof), which, absent this Amendment, constitutes a Default or Event of Default.

          c. No material adverse change has occurred with respect to the financial condition, business, properties or operations of the Vari-Lite Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to the Agent pursuant to SECTION 9.2 of the Credit Agreement.

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February 22, 1995
Page 8

          d. Each of the Borrowers and Guarantors executing this Amendment No. 3 is duly authorized and empowered to execute this Amendment No. 3, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

     9. ADDITIONAL REPRESENTATIONS OF CPL. CPL represents and warrants to the Lenders that:

          a. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified or licensed to do business in all jurisdictions where the properties owned or the business transacted by it makes such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect.

          b. It is duly authorized and empowered to execute, deliver and perform its obligations under each Loan Document to which it is a party, and all such corporate action on its part requisite for the due execution, delivery and performance of each Loan Document to which it is a party has been duly and effectively taken.

          c. The execution, delivery and performance by it of each Loan Document to which it is a party and the effectuation of the transactions contemplated by any Loan Document, do not and will not violate any provision of, or result in a default under, CPL's Certificate of Incorporation or other charter documents or By-laws or any material agreement or Governmental Requirement to which CPL is subject, or result in the creation or imposition of any Lien upon any properties of such Person, other than those in favor of the Lenders, as contemplated by the Loan Documents.

          d. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by CPL of any Loan Document to which it is a party or the effectuation of the transactions contemplated under any Loan Document.

          e. Each Loan Document to which it is a party will constitute, when delivered hereunder, the legal, valid and binding obligation of CPL enforceable against CPL in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of any Debtor Laws, or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

     10. CONFIRMATION OF OBLIGATIONS OF CPL AS GUARANTOR. CPL confirms and agrees that so long as any Obligations of any Borrower remain outstanding or any Lender shall have any Commitment to any Borrower under the Credit Agreement, CPL shall comply with (a) the affirmative covenants contained in ARTICLE 9 of the Credit Agreement, (b) the negative covenants

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February 22, 1995
Page 9

contained in ARTICLE 11 of the Credit Agreement and (c) any other provisions of the Credit Agreement applicable to the Guarantors.

     11. REAFFIRMATION OF SECURITY DOCUMENTS AND GUARANTEES. Each Borrower and each Guarantor hereby (a) reaffirms each Guaranty and each Security Document previously executed and delivered by such Borrower or Guarantor (as applicable),
(b) acknowledges and agrees that, to the extent the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) guarantee, or secure payment of amounts outstanding under the Dollar Revolver Commitment, such Guarantees and Security Documents continue to secure payment of and guaranty (as applicable) amounts outstanding under the Dollar Revolver Commitment as increased pursuant to Section 1 hereof, and (c) reaffirms and acknowledges that the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) continue to evidence the valid, binding and enforceable obligation of such Borrower or Guarantor (as applicable), subject only to applicable Debtor Laws.

     12. REAFFIRMATION OF CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment No. 3, is ratified and confirmed and all of the rights and powers created hereby or thereunder shall be and remain in full force and effect.

     13. NO UNINTENDED WAIVERS. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

     14. EXPENSES OF AGENT. The Borrowers and the Guarantors agree to pay all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 3 and all other Loan Documents executed in connection herewith.

     15. GOVERNING LAW. THIS AMENDMENT NO. 3 SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

     16. COUNTERPARTS. This Amendment No. 3 shall become effective as of the date first written above when a counterpart of this Amendment No. 3 has been executed by all parties listed on the signature pages hereto. It is not necessary that all signatures appear on the same counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

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February 22, 1995
Page 10

     17. COMPLETE AGREEMENT. THIS AMENDMENT NO. 3, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Amendment No. 3 has been executed by the duly authorized officers of the Borrowers and the Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 3 in the space indicated below.



                           [signature pages to follow]

February 22, 1995
Page 11

                              Very truly yours,

                              BORROWERS:

                              VARI-LITE, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche
                                   President


                              SHOWCO, INC.


                              By: /s/ Clay Powers
                                 ------------------------------------------
                                   Clay Powers
                                   President


                              VARI-LITE ASIA, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   Chairman of the Board and Representative
                                   Director


                              VARI-LITE EUROPE LIMITED


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   Director


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February 22, 1995
Page 12

                              THEATRE PROJECTS LIGHTING SERVICES LIMITED


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   Director


                              BRILLIANT STAGES LIMITED


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   Director


                              GUARANTORS:

                              VARI-LITE HOLDINGS, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   President

                              VARI-LITE EUROPE HOLDINGS LIMITED


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   Director

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February 22, 1995
Page 13

                              SHOWCO CREATIVE SERVICES, INC.


                              By: /s/ John D. Maxson
                                 ------------------------------------------
                                   John D. Maxson
                                   Chairman

                              IRIDEON, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   President

                              CONCERT PRODUCTION LIGHTING, INC.


                              By: /s/ H.R. Brutsche III
                                 ------------------------------------------
                                   H.R. Brutsche III
                                   President

ACKNOWLEDGED AND AGREED
as of the 22nd day of February, 1995

AGENT:

PER PRO BROWN BROTHERS HARRIMAN & CO.


     By: /s/ W. Carter Sullivan III
        ------------------------------------------
     Name:  W. Carter Sullivan III
     Title: Manager

LENDERS:

PER PRO BROWN BROTHERS HARRIMAN & CO.


     By: /s/ W. Carter Sullivan III
        ------------------------------------------
     Name:  W. Carter Sullivan III
     Title: Manager

February 22, 1995
Page 14

     COUTTS & CO.


     By: /s/ A. D. Hills
        ------------------------------------------
     Name:  A. D. Hills
     Title: Manager

     NBD BANK


     By: /s/ Jon P. Dady
        ------------------------------------------
     Name:  Jon P. Dady
     Title: Vice President

     TRUST COMPANY BANK


     By: /s/ Jennifer L. McClure
        ------------------------------------------
     Name:  Jennifer L. McClure
     Title: Bank Officer


     By: /s/ F. McClellan Deaver, III
        ------------------------------------------
     Name:  F. McClellan Deaver, III
     Title: Vice President

     COMERICA BANK-TEXAS


     By: /s/ Gary W. Orr
        ------------------------------------------
     Name:  Gary W. Orr
     Title: Senior Vice President